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                                                                EXHIBIT 10.8.4

[XXXXXX]=CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED PURSUANT TO AN ORDER GRANTING CONFIDENTIAL TREATMENT ISSUED BY THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 29, 1998.

                                  FOURTH ADDENDUM TO
                       JOINT DEVELOPMENT AND LICENSE AGREEMENT

          Nintendo Co., Ltd. ("NCL"), Nintendo of America Inc. ("NOA") (NCL and NOA are referred to collectively as "COMPANY"); and Silicon Graphics, Inc. and MIPS Technologies, Inc. (Collectively referred to as "SGI"), have agreed to enter into this Fourth Addendum to Joint Development and License Agreement, which modifies the "JOINT DEVELOPMENT AND LICENSE AGREEMENT" dated August 20, 1993, as supplemented by the "FIRST ADDENDUM TO JOINT DEVELOPMENT AND LICENSE AGREEMENT" dated February 5, 1994; the "SECOND ADDENDUM TO JOINT DEVELOPMENT AND LICENSE AGREEMENT" dated February 21, 1996; and the "THIRD ADDENDUM TO JOINT DEVELOPMENT AND LICENSE AGREEMENT" dated June 12, 1996 (collectively, the "AGREEMENT").

     1. Section 14.6 of the Agreement is modified as it relates to ownership of certain rights in the Mask Work by adding underlined words and deleting certain stricken-out words as indicated below:

     14.6 MICROCODE/LIBRARIES, COPROCESSOR COMMAND SET, COPROCESSOR MICROINSTRUCTION SET, AND MASK WORK. SGI will deliver to Company the Microcode/Libraries, in source code and object code forms, the Microcode/Libraries development environment, and documentation of the Coprocessor Command Set and the Coprocessor Microinstruction Set, at a time to be mutually agreed upon in writing by SGI and Company. SGI and Company acknowledge and agree that (a) xxxxxxxxxxxxxxxx and (d) all Development Technology incorporated in the Microcode/Libraries, Coprocessor Command Set, Coprocessor Microinstruction set, and the Mask Work shall be subject to the provisions of Section 6.4 and 6.5 applicable to the Developed Technology. Company hereby grants to SGI a paid-up, nonexclusive, irrevocable, worldwide license to duplicate, distribute, modify, enhance, sublicense and otherwise use or exploit the Microcode/Libraries, the Coprocessor Command Set, the Coprocessor Microinstruction Set, the Mask Work and the Development Environment; subject only to the provisions of Sections 6.4, 6.5, 14.8 and 14.9.

     2. Company and SGI further agree that this Fourth Addendum is effective retroactively as of February 21, 1996 (the "EFFECTIVE DATE").






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IN WITNESS WHEREOF, the parties have executed this Fourth Addendum as of June
_________, 1998.

NINTENDO CO., LTD.                      NINTENDO OF AMERICA, INC.


By  /s/ illegible                       By  /s/ illegible
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Title                                   Title
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SILICON GRAPHICS, INC.                  MIPS TECHNOLOGIES, INC.


By  /s/ illegible                       By  /s/ illegible
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Title                                   Title
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